                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 14, 2003


                               Federal Screw Works
                      ------------------------------------
               (Exact name of Registrant as Specified in Charter)



                                    Michigan
                      ------------------------------------
                 (State or Other Jurisdiction of Incorporation)



              0-1837                                       38-0533740
----------------------------------             ---------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)


             20229 Nine Mile Road, St. Clair Shores, Michigan 48080
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)





Registrant's telephone number, including area code: 586/443-4200

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         (1) 99.1 Certification of the chief executive officer of Registrant, dated February 14, 2003, relating to the Registrant's Quarterly Report on Form 10-Q for the period ending December 31, 2002.

         (2) 99.2 Certification of the chief financial officer of Registrant, dated February 14, 2003, relating to the Registrant's Quarterly Report on Form 10-Q for the period ending December 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the certification of Thomas ZurSchmiede, our chief executive officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of W.T. ZurSchmiede, Jr., our chief financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively the "Certifications"). The Certifications accompanied the filing of our Quarterly Report on Form 10-Q for the period ending December 31, 2002, as correspondence to the Securities and Exchange Commission.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FEDERAL SCREW WORKS



                                    By: /s/ Thomas ZurSchmiede
                                        -----------------------------
                                        Thomas ZurSchmiede, President and
                                        Chief Executive Officer

Date: February 14, 2003

                                Index to Exhibits

Exhibit No.                Description

99.1 Certification of the chief executive officer of Registrant, dated February 14, 2003, relating to the Registrant's Quarterly Report on Form 10-Q for the period ending December 31, 2002.


99.2 Certification of the chief financial officer of Registrant, dated February 14, 2003, relating to the Registrant's Quarterly Report on Form 10-Q for the period ending December 31, 2002.